NOTE PURCHASE AGREEMENT


     This NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 22nd day of February, 2002, by and between SPORTSNUTS, INC., a Delaware corporation (the "Company"), and ESLIE BARLOW ("Purchaser"), collectively, referred to hereinafter as the "Parties."

                              W I T N E S S E T H :

     WHEREAS, the Company desires to sell a Note to Purchaser, and Purchaser desires to lend to the Company One Hundred Fifty Thousand Dollars ($150,000.00), in the aggregate, pursuant to the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Company and Purchaser hereby each agree as follows:

1.   PURCHASE AND SALE OF THE PROMISSORY NOTE

     1.1. Purchase and Sale of Note. Subject to the terms and conditions of this Agreement, upon execution of this Agreement, the Company hereby agrees to issue to Purchaser and Purchaser hereby agrees to acquire from the Company a Line of Credit Promissory Note ("Note") in the principal amount of One Hundred Fifty Thousand Dollars ($150,000), in the aggregate, a copy of which is attached hereto as Exhibit "A." The Note shall bear interest at the rate of eight percent (8%) per annum and shall have a term of one (1) year, commencing on the Closing Date as defined below. Interest shall be payable in arrears in cash as more particularly set forth in the Note.

     1.2. Warrants. In conjunction with the issuance of the Note, the Company shall issue to Purchaser or its permitted assigns warrants ("Warrants") to acquire Fifteen Million (15,000,000) shares of the Company's Common Stock at an exercise price equal to $0.01 per share, more particularly described in the Warrant attached hereto as Exhibit "B." The Warrants shall be exercisable at any time from the date hereof and shall expire if not exercised within two (2) years from the Closing Date as defined below.

     1.3. Closing. The purchase and sale of the Note and the issuance of the Warrants shall take place at the offices of the Company on or before February 22, 2002, or at such other location or locations as mutually agreed between the Parties (this event is hereafter referred to as the "Closing" and the date of the Closing is hereafter referred to as the "Closing Date").

     1.4. Assignment of Interest in Sports and Recreation Events. In conjunction with the issuance of the Note, so long as the Note bears an outstanding principal balance, the Company hereby assigns to Purchaser an undivided Five Percent (5%) interest in all net profits received in connection with certain sports and recreation events operated by the Company that have been


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financed by the proceeds of the Note ("Financed Events"). Separate records shall be maintained by the Company for all Financed Events. For purposes of this paragraph, "net profit" shall mean all revenues received by the Company in connection with a Financed Event less: (i) facilities, utilities and insurance costs for such Financed Event, (ii) credit card processing fees equal to three percent (3%) of the fees charged for admission or participation, (iii) chargebacks, sales returns, and allowances, (iv) payroll and related employment expenses for all Company personnel utilized in connection with a Financed Event,
(v) advertising and sponsorship fees, and (vi) all other items normally included in determining cost of goods sold of similar transactions under generally accepted accounting principles.

     1.5. Security. As security for the issuance of the Note, Company assigns to Purchaser all of its right, title and interest in all copyrights, trademarks, intellectual property, goodwill, cash proceeds, and all accounts receivable in which Debtor now has or hereafter acquires an interest and which relate to any Financed Event, as more particularly described in the Security Agreement attached hereto as Exhibit "C."

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     2.1. As a material inducement to Purchaser to enter into this Agreement, the Company makes the following representations and warranties to Purchaser:

     2.2. Organization, Standing, and Qualification. The Company is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all necessary corporate power and authority to own properties owned by it and carry on its business as now owned and operated by it, and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which failure to so qualify would have a materially adverse effect upon its operations or financial condition.

     2.3. Authorization. All corporate action on the part of the Company necessary for (i) the authorization, execution, delivery, and performance of all the obligations of the Company under this Agreement and the consummation of the transactions contemplated herein, (ii) the authorization, issuance, execution, and delivery of the Note by the Company hereunder, (iii) the authorization, issuance, execution, and delivery of the Warrants by the Company hereunder, and
(iv) the authorization and issuance of the Common Stock issuable from the exercise of the Warrants, has been duly taken and this Agreement constitutes a valid and binding obligation of the Company. The Company has provided Purchaser with true and accurate copies of the appropriate resolutions (where requested) of its Board of Directors and shareholders (if necessary) relating to this transaction, certified by the Secretary of the Company as true, accurate, and effective as of the Closing Date.

     2.4. Articles of Incorporation and Bylaws. The Company is not currently in violation of any provision of its Articles of Incorporation or Bylaws, as amended and in effect on the Closing Date. There is no default or event that, with notice or lapse of time, or both, would conflict with or constitute a breach of the Company's Articles of Incorporation or Bylaws. The Company has provided Purchaser with copies of the Certificate of Incorporation and Bylaws (or


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other  comparable  documents)  of the Company  certified by the Secretary of the
Company as true, accurate, and effective as of the Closing Date.

3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     3.1. Authorization. Purchaser represents and warrants that all action on the part of Purchaser necessary for the authorization, execution, delivery, and performance of all the obligations of Purchaser under this Agreement has been taken prior to the Closing Date and that this Agreement constitutes a valid and legally binding obligation of Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and to general equitable principles.

     3.2. Information. Purchaser represents that, prior to the execution of this Agreement, Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Purchaser considers important to making the decision to enter into the transactions contemplated by this Agreement. Purchaser has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested without unreasonable effort or expense by the Company in order to supplement or verify any of the information supplied.

     3.3. Contemporaneous Transactions. Purchaser represents and acknowledges to the Company that it is aware of other transactions contemplated or entered into by the Company with other parties to receive capital from sources other than Purchaser and that such transactions may be on terms substantially different and more favorable to such other parties than the terms granted to the Purchaser as set forth in this Agreement, the Note, or the Warrants.

     3.4. Purchase Entirely for Own Account. Purchaser represents to the Company that the Note and the Warrants, where applicable are being acquired by Purchaser for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

     3.5.  Restricted  Securities.  Purchaser  understands  that the  Note,  the
Warrants, and the shares of the Company's Common Stock issuable from the exercise thereof (collectively, the "Securities") are characterized as "restricted securities" under federal securities laws inasmuch as the Securities are being acquired from the Company in a transaction not involving a public offering and/or in an "offshore transaction" as defined under rules and regulations of the SEC, and that such Securities may not be resold without registration or the availability of an exemption (such as Rules 144 or 903) under the Securities Act of 1933 ("Securities Act"). In this connection, Purchaser represents that it is familiar with Rules 144 and 903 promulgated by the SEC, as presently in effect, which allows for the resale of "restricted securities" in certain instances, and that it understands that Rule 144 is not presently available for resale of any of the Securities. The Company does not contemplate filing a registration statement under the Securities Act of 1933 with respect to the Securities


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     3.6.  Further  Limitations on Disposition.  Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Note, the Warrants, or the Common Stock obtainable upon exercise of the Warrants within the United States unless and until:

          i. there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          ii. Purchaser or each of them shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

     3.7. Legends and Stop-Transfer Orders. Purchaser understand that the Note, Warrants, and the certificates evidencing the shares of Common Stock issuable from the exercise thereof, may bear the following legend (or similar legend):

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Note, Warrants, and the certificates for the Common Stock issuable from the exercise thereof may also bear any legend required by any applicable state securities law. In addition to these legends, the Company shall make a notation of these restrictions on transfer in its stock records and shall issue appropriate stop-transfer orders to its transfer agent in the event these securities are attempted to be sold without compliance with the requirements of this Section.

     3.8. "Accredited Investor". Purchaser represents that they it is an "accredited investor" as such term is defined in the SEC's Rule 501 under Regulation D.

     3.9. Permanent Residence. Purchaser represents that its principal office is as set forth in Section 5.4.



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4.   COVENANTS OF THE COMPANY

     4.1. Authorization and Reservation of Stock. The Company shall at all times authorize and reserve that number of shares of its Common Series Stock that is necessary or appropriate to accommodate the number of shares that may be issuable to Purchaser pursuant to the exercise of the Warrants. If it is necessary to increase the number of authorized shares for these purposes, the Company will use its best efforts to obtain any required approval of this increase by its shareholders.

5.   MISCELLANEOUS PROVISIONS

     5.1. Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by Purchaser and the Company.

     5.2. Assignment. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign the Agreement to any third party without the prior written consent of the other party, except that Purchaser may freely assign this Agreement to any affiliate.

     5.3. Rights and Obligations of Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

     5.4. Notices. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means:
(i) by registered or certified first class mail, postage prepaid; (ii) by facsimile transmission; (iii) by reputable overnight courier service; or (iv) by personal delivery, and shall be properly addressed as follows:

If to the Company:              SPORTSNUTS, INC.
                                10421 South 400 West, Suite 550
                                South Jordan, Utah 84095
                                Attn: Kenneth I. Denos, Chief Executive Officer
                                Tele:  (801) 816-2540
                                Fax:  (801)  816-2599

If to Purchaser:                ESLIE BARLOW
                                ------------------------------------
                                ------------------------------------
                                ------------------------------------
                                ------------------------------------
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or to such  other  address  or  addresses  as the  Company  or  Purchaser  shall hereafter designate to the other party in writing. Notices sent by mail or by courier shall be effective three (3) days after they are sent, and notices delivered personally by facsimile shall be effective at the time of delivery thereof.

     5.5. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof, shall be superseded by this Agreement and shall have no force or effect. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser.

     5.6. Severability. If any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

     5.7. Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

     5.8. Exhibits. The exhibits attached hereto and referred to herein are a part of this Agreement for all purposes. Terms which are defined in this Agreement shall have the same meanings when used in such exhibits.

     5.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     5.10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Utah (as applied to contracts entered into wholly within such state).

     5.11. Venue and Jurisdiction. Any action or proceeding arising out of or relating to this Agreement, or exhibits thereto, shall be brought in the federal or state courts in the State of Utah, and the Company and Purchaser each consent to the jurisdiction of said courts.

     5.12. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party, upon any breach or default of the other party under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default by the other party under this Agreement, or any waiver of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth


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in  such  writing.  All  remedies,  either  under  this  Agreement  or by law or otherwise afforded to either party, shall be cumulative and not alternative.

     5.13. Attorneys' Fees. If either party elects to pursue legal action to enforce its rights under this Agreement, and if a court of competent jurisdiction adjudicates the matter, then the prevailing party in such action shall be entitled to receive from the losing party all costs and expenses, including but not limited to the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action at the initial trial and appellate levels.


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                  Signature Page to Note Purchase Agreement of
                    SportsNuts, Inc., dated February 22, 2002

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and Purchaser has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                                "COMPANY"

                                SPORTSNUTS, INC.,
                                a Delaware corporation:

                                By:  /s/ Kenneth I. Denos
                                     ---------------------------------------
                                    Kenneth I. Denos,
                                    Chief Executive Officer


                               "PURCHASER"

                              By:  /s/ Eslie Barlow
                                   -----------------------------------------
                                   ESLIE BARLOW

EXHIBITS

A        Promissory Note
B        Warrant
C        Security Agreement
D        Subordination Agreement